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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                                       FORM 8-K

                                    CURRENT REPORT
                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): January 30, 1998




                              WIND RIVER SYSTEMS, INC.
               (Exact name of registrant as specified in its charter)



      Delaware                      0-21342                  94-2873391
(State of jurisdiction)      (Commission File No.)         (IRS Employer
                                                        Identification No.)



                                 1010 Atlantic Avenue
                                  Alameda, CA 94501
               (Address of principal executive offices and zip code)



         Registrant's telephone number, including area code:  (510) 748-4100



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Item 5.   Other Events

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     On January 30, 1998, Wind River Systems, Inc. (the "Company") acquired
Objective Software Technology Limited (OST), based in Livingston, Scotland. See the Company's press release, dated February 2, 1998, titled "Wind River Systems, Inc. Acquires Objective Software Technology Ltd." attached hereto as Exhibit 99.1.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

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(c)  Exhibits.

Exhibit
Number         Description
---------      --------------

99.1 Press Release, titled "Wind River Systems, Inc. Acquires Objective Software Technology Ltd.," dated February 2, 1998.



                                          2.

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                                     SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  WIND RIVER SYSTEMS, INC.



Dated:  February 6, 1998                     By: /s/ Richard W. Kraber
                                                --------------------------------
                                                  Richard W. Kraber
                                                  Chief Financial Officer


                                          3.


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                                    EXHIBIT INDEX


Exhibit
Number         Description
---------      --------------
99.1           Press Release, titled "Wind River Systems, Inc. Acquires
               Objective Software Technology Ltd.," dated February 2, 1998.